Exhibit 10.12
                                                                   -------------


                                                                  Execution Copy

                            INDEMNIFICATION AGREEMENT

     This Indemnification Agreement (this "Agreement") is made and entered into this 16th day of October, 2002 between Adelphia Communications Corporation, a Delaware corporation (the "Company"), and Anthony Kronman ("Indemnitee"), a director of the Company.

     WHEREAS, the Indemnitee has been nominated to serve on the Company's board of directors (the "Board") and agrees, on the condition that he be so indemnified, to serve as a director of the Company and in such capacity will render services to the Company;

     WHEREAS, the Company is aware that because of the increased exposure to litigation subjecting directors to expensive litigation risks, talented and experienced persons are increasingly reluctant to serve or continue to serve as directors and officers of corporations unless they are appropriately indemnified;

     WHEREAS, the Company is also aware that statutes and judicial decisions regarding the duties of directors and officers are often difficult to apply, ambiguous or conflicting and therefore fail to provide directors with adequate guidance regarding the proper course of action;

     WHEREAS, the Company desires to attract and retain the services of highly experienced and capable individuals, such as Indemnitee, to serve as directors of the Company and to indemnify its directors so as to provide them with the maximum protection permitted by law;

     WHEREAS, the Company believes that it is fair and proper to protect the Company's directors from the risk of judgments, settlements and other expenses which may occur as a result of their service to the Company, even in cases in which such persons received no personal profit or were not otherwise culpable;

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Indemnitee, intending to be legally bound, hereby agree as follows:

     SECTION 1. Definitions. For purposes of this Agreement, the following terms shall have the meanings set forth below:

          (a) "Change of Control" shall be deemed to have occurred in any one of the following circumstances occurring after the date hereof: (i) there shall have occurred an event required to be reported with respect to the Company in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item or any similar schedule or form) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), regardless of whether the Company is then subject to such reporting requirement; (ii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) shall have become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 15% or more of the combined voting power of the Company's then outstanding voting securities; (iii) the Company is a party to a merger, consolidation, sale of assets or other


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     reorganization, or a proxy contest, as a consequence of which members of the Board in office immediately prior to such transaction or event constitute less than a majority of the Board thereafter; (iv) all or substantially all the assets of the Company are sold or disposed of in a transaction or series of related transactions; or (v) the individuals who on the date hereof constitute the Board (including, for this purpose, any new director whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors on the date hereof) cease for any reason to constitute at least a majority of the Board.

          (b) "Enterprise" means any Person of which Indemnitee is or was a Fiduciary.

          (c) "Expenses" means all direct and indirect costs (including, without limitation, attorneys' fees, retainers, court costs, transcripts, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or out-of-pocket expenses) actually, reasonably and customarily incurred in connection with (i) any Proceeding, (ii) establishing or enforcing any right to indemnification or advancement of expenses under this Agreement, applicable law, any other agreement or provision of the Company's Certificate of Incorporation or By-laws now or hereafter in effect or otherwise, or (iii) the review and preparation of this Agreement on behalf of Indemnitee; provided, however, that "Expenses" shall not include any Liabilities.

          (d) "Fiduciary" means an individual serving as a director, officer, trustee, general partner, managing member, fiduciary, board of directors' committee member, employee or agent of (i) the Company, (ii) any resulting corporation in connection with a consolidation or merger to which the Company is a party, or (iii) any other Person (including an employee benefit plan) at the request of the Company, including any service with respect to an employee benefit plan, its participants or its beneficiaries.

          (e) "Independent Counsel" means a nationally recognized law firm, or a member of a nationally recognized law firm, that is experienced in matters of corporate law and neither currently is, nor in the five years previous to its selection or appointment has been, retained to represent (i) the Company or the Indemnitee in any matter material to either such party (other than with respect to matters concerning the rights of Indemnitee under this Agreement or of other indemnities under similar indemnification agreements) or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. For the avoidance of doubt, any law firm or member of a law firm that shall have advised either party with respect to the review and preparation of this Agreement shall not be Independent Counsel for the purposes of this Agreement.

          (f) "Liabilities" means liabilities of any type whatsoever incurred by reason of (i) the fact that Indemnitee is or was a Fiduciary, or (ii) any action taken (or failure to act) by him or on his behalf in his capacity as a Fiduciary, including, but not limited to, any judgments, fines (including any excise taxes assessed on Indemnitee with respect to an employee benefit plan), ERISA excise taxes and penalties, and penalties and amounts paid in settlement of any Proceeding (including all interest, assessments and other charges paid or payable in connection with or in respect of such judgments, fines, penalties or amounts paid in settlement).


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          (g) "Person" means any individual, partnership, joint venture, firm, corporation, association, limited liability company, trust, estate, governmental unit or other enterprise or entity.

          (h) "Proceeding" shall mean any threatened, pending or completed investigation, civil or criminal action, third-party action, derivative action, claim, suit, arbitration, counterclaim, cross claim, alternative dispute resolution mechanism, inquiry, administrative hearing or any other proceeding whether civil, criminal, administrative, legislative or investigative, including any appeal therefrom in which Indemnitee was involved as a party or otherwise by reason of (i) the fact that Indemnitee is or was a Fiduciary, or (ii) any action taken (or failure to act) by him or on his behalf in his capacity as a Fiduciary.

          (i) "Subsidiary" means any Person of which a majority of the outstanding voting securities or other voting equity interests are owned, directly or indirectly by the Company.

     SECTION 2. Services by the Indemnitee. Subject to the effectiveness of this Agreement pursuant to Section 13 hereof, the Indemnitee agrees to serve as a director of the Company at the will of the Company for so long as the Indemnitee is duly elected and qualified, appointed or until such time as the Indemnitee tenders a resignation in writing or is removed as a director in accordance with the Company's Bylaws as amended from time to time; provided, however, the Indemnitee may at any time and for any reason resign from such position.

     SECTION 3. Indemnification.

          (a) Indemnification. Subject to the further provisions of this Agreement, the Company hereby agrees to and shall indemnify Indemnitee and hold him harmless from and against any and all Expenses and Liabilities incurred by Indemnitee or on Indemnitee's behalf, to the fullest extent permitted by applicable law in effect on the date hereof, and to such greater extent as applicable law may thereafter permit or authorize.

          (b) Presumptions.

               (i) Upon making any request for indemnification or advancement of Expenses under this Agreement, Indemnitee shall be presumed to be entitled to such indemnification or advancement of Expenses, as the case may be, under this Agreement and, in connection with any determination with respect to entitlement to indemnification under
          Section 4(c) hereof, the Company shall have the burdens of coming forward with evidence and of persuasion to overcome that presumption in connection with the making by any Person of any determination contrary to that presumption. Neither the failure of any Person to have made such determination prior to the commencement of any action pursuant to this Agreement that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by any Person that Indemnitee has not met any applicable standard of conduct, shall be a defense to any such action by Indemnitee or create a presumption that Indemnitee has not met the applicable standard of conduct.


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               (ii) For purposes of any determination of good faith, Indemnitee shall be deemed to have acted in good faith if Indemnitee's action is based on the records or books of account of any Enterprise, including financial statements, or on information supplied to Indemnitee by the officers of such Enterprise in the course of their duties, or on the advice of legal counsel for such Enterprise or on information or records given or reports made to such Enterprise by an independent certified public accountant or by an appraiser or other expert selected by such Enterprise. The provisions of this Section 3(b) shall not be deemed to be exclusive or to limit in any way the other circumstances in which Indemnitee may be deemed or found to have met the applicable standard of conduct set forth in this Agreement.

               (iii) If the Person empowered or selected under Section 4(c) hereof to determine whether Indemnitee is entitled to indemnification shall not have made a determination within twenty (20) calendar days after receipt by the Company of the request therefor, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification, absent (A) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (B) a prohibition of such indemnification under applicable law.

               (iv) The knowledge and/or actions, or failure to act, of any other Fiduciary shall not be imputed to Indemnitee for purposes of determining any right to indemnification under this Agreement.

          (c) Effect of Certain Proceedings. The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendre or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal Proceeding, that Indemnitee had reason to believe his or her conduct was unlawful.

     SECTION 4. Expenses; Indemnification Procedure.

          (a) Advancement of Expenses. The Company shall advance all Expenses incurred by Indemnitee or on Indemnitee's behalf, without regard to Indemnitee's ultimate entitlement to indemnification under the other provisions of this Agreement. Indemnitee hereby undertakes to repay such amounts advanced if, and only to the extent that, it shall be determined by a final judgment or other final adjudication, not subject to further appeal or review, that Indemnitee is not entitled to be indemnified by the Company as authorized hereby, or under applicable law or otherwise. The advances to be made hereunder shall be paid by the Company to Indemnitee within twenty
     (20) calendar days following delivery of any written request, from time to time, by Indemnitee to the Company. Any overdue amount of such Expenses to be paid by the Company hereunder shall bear interest, compounded monthly, at a rate of 8% per annum. Advances payable hereunder shall include any and all reasonable Expenses incurred pursuing an action to enforce this right of advancement, including Expenses incurred


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     preparing and forwarding any statements to the Company to support the advances claimed.

          (b) Notice by Indemnitee. To obtain indemnification under this Agreement, Indemnitee shall, as promptly as reasonably practicable under the circumstances, notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or any other matter which may be subject to indemnification of Liabilities or advancement of Expenses covered by this Agreement; provided however, that any delay or failure to so notify the Company shall relieve the Company of its obligations hereunder only to the extent, if at all, that the Company is actually and materially prejudiced by reason of such delay or failure. Notice to the Company shall be directed to the President/Chief Executive Officer of the Company, with a copy to the Company's outside counsel, at the addresses shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee) in accordance with
     Section 18 hereof.

          (c) Determination of Entitlement to Indemnification. Upon the receipt of any notice pursuant to Section 4(b) hereof, a determination, if expressly required by applicable law, with respect to Indemnitee's entitlement to indemnification hereunder shall be made within twenty (20) calendar days by (i) a majority vote of the Board who are not parties to the Proceeding in respect of which indemnification is sought by Indemnitee, even though less than a quorum or (ii) by a committee of such directors designated by majority vote of such directors even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by Independent Counsel in a written opinion to the Board (a copy of which opinion shall be delivered to Indemnitee); provided, however, that if there has been a Change of Control at or prior to the time of such notice by Indemnitee, Indemnitee's entitlement to indemnification shall be determined within the foregoing time period by Independent Counsel selected by Indemnitee, such determination to be set forth in a written opinion to the Board (a copy of which opinion shall be delivered to Indemnitee). The Company agrees to pay the reasonable fees of any Independent Counsel and to fully indemnify such Independent Counsel against any and all Expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto. If, pursuant to the foregoing, it is determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within twenty (20) calendar days from the date of notice by Indemnitee pursuant to Section 4(b) hereof. Indemnitee shall reasonably cooperate in the making of such determination, including providing upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. For the avoidance of doubt, any costs or expenses (including attorneys' fees and disbursements) incurred by Indemnitee in so cooperating with the Person making such determination shall be included as Expenses for the purposes of this Agreement. Nothing in this Section 4(c) shall be construed to limit or modify the presumptions in favor of Indemnitee set forth in Section 3(b).

          (d) Notice to Insurers. If, at the time of the receipt of any notice of any Proceeding pursuant to Section 4(b) hereof, the Company has directors' and officers' liability insurance in effect, then the Company shall give prompt notice of the


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     commencement of such Proceeding to the directors' and officers' liability insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or appropriate action to cause such insurers to pay, on behalf of Indemnitee, all amounts payable as a result of such Proceeding in accordance with the terms of such policies. The failure or refusal of such insurers to pay any such amount shall not affect or impair the obligations of the Company under this Agreement.

          (e) Control of Defense; Counsel Costs; Settlement. In connection with paying the Expenses of any Proceeding against Indemnitee under Section 4(a), the Company shall be entitled to elect to assume the defense of such Proceeding, with counsel approved by Indemnitee, which approval shall not be unreasonably withheld, by the delivery to Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company shall not be liable to Indemnitee under this Agreement for any fees of separate counsel subsequently incurred by Indemnitee with respect to the same Proceeding; provided, that (i) Indemnitee shall have the right to employ counsel in any such Proceeding at Indemnitee's expense; and provided, further (ii) if (A) the employment of counsel by Indemnitee has been authorized by the Company, (B) Indemnitee shall have reasonably concluded that there is an actual conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not have employed counsel to assume the defense of such Proceeding, then in any such event the fees and expenses of Indemnitee's counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any Proceeding brought in the name of or on behalf of the Company or as to which Indemnitee shall have made the conclusion provided for in (B) above. Notwithstanding the foregoing, if at any time the Company fails to pay any Expenses with respect to any Proceeding in accordance with
     Section 4(a) hereof, Indemnitee shall immediately be entitled to assume and control his own defense in such Proceeding with counsel of his own choice (by notice to the Company), and will have all rights to indemnification of those counsel Expenses hereunder. The Company shall not settle any action or claim in any manner that would impose any limitation or unindemnified penalty on Indemnitee without Indemnitee's written consent, which consent shall not be unreasonably withheld.

     SECTION 5. Remedies of Indemnitee.

          (a) In the event that (i) a determination is made pursuant to Section 4(c) of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 4(a) hereof, (iii) no determination of entitlement to indemnification shall have been made pursuant to Section 4(c) hereof within twenty (20) calendar days after receipt by the Company of notice pursuant to Section 4(b) hereof, or (iv) payment of indemnification is not made pursuant to the third last sentence of Section 4(c) hereof within twenty
     (20) calendar days after the date of notice by Indemnitee pursuant to
     Section 4(b) hereof, Indemnitee shall be entitled to an adjudication by the Delaware Court of Chancery or other court of competent jurisdiction of his entitlement to such indemnification, advancement of Expenses, or to recover damages for breach of this Agreement. The Company shall not oppose Indemnitee's right to seek any such adjudication.

          (b) In the event that a determination shall have been made pursuant to
     Section 4(c) of this Agreement that Indemnitee is not entitled to indemnification, any


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     judicial proceeding commenced pursuant to this Section 5 shall be conducted in all respects as a de novo trial and Indemnitee shall not be prejudiced by reason of that adverse determination. In any judicial proceeding commenced pursuant to this Section 5 the Company shall have the burdens of coming forward with evidence and of persuasion to prove that Indemnitee is not entitled to indemnification or advancement of Expenses, as the case may be, and the Company may not refer to or introduce into evidence any determination pursuant to Section 4(c) of this Agreement adverse to Indemnitee for any purpose. If a determination shall have been made pursuant to Section 4(c) hereof that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding commenced pursuant to this Section 5, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law.

          (c) In the event that Indemnitee, pursuant to this Section 5, seeks a judicial adjudication to enforce his rights under, or to recover damages for breach of, this Agreement, Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all Expenses actually and reasonably incurred by him in such judicial adjudication. If it shall be determined in said judicial adjudication that Indemnitee is entitled to receive part but not all of the indemnification or advancement of Expenses sought, the Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all Expenses reasonably incurred by Indemnitee in connection with such judicial adjudication.

          (d) The Company shall be precluded from asserting in any judicial proceeding commenced pursuant to this Section 5 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court that the Company is bound by all the provisions of this Agreement.

     SECTION 6. Nonexclusivity. The indemnification provided by this Agreement shall be in addition to any rights to which Indemnitee may be entitled under the Company's Certificate of Incorporation, the Company's Bylaws, any agreement, any vote of shareholders or disinterested directors, the General Corporation Law of the State of Delaware (the "DGCL") or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office.

     SECTION 7. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of the Expenses or Liabilities actually or reasonably incurred by Indemnitee in investigation, defense, appeal or settlement of any Proceeding, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses and Liabilities to which Indemnitee is entitled.

     SECTION 8. Mutual Acknowledgment. Both the Company and Indemnitee acknowledge that in certain instances, U.S. Federal law or applicable public policy may prohibit the Company from advancing expenses or indemnifying its directors under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right


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under public policy to indemnify Indemnitee. Any action taken pursuant to the terms of this Section 8 shall not constitute a breach of this Agreement.

     SECTION 9. Directors' and Officers' Liability Insurance. The Company shall use its best efforts to obtain and maintain on an ongoing basis a policy or policies of insurance on commercially reasonable terms with reputable insurance companies providing liability insurance for Fiduciaries, including Indemnitee, in respect of acts or omissions occurring while serving in such capacity, and to ensure the Company's performance of its indemnification obligations under this Agreement, on terms with respect to coverage and amount (including with respect to the payment of Expenses) no less favorable than those of such policy or policies of insurance in effect on the date hereof. To the extent that the Company maintains a policy or policies of insurance pursuant to this Section 9, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any Fiduciary under such policy or policies.

     SECTION 10. Severability. If this Agreement or any portion hereof shall be invalidated or ruled to be unenforceable on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify Indemnitee to the full extent permitted by applicable law and the court is expressly requested and authorized to construe this Agreement in order, as closely as possible, to provide the benefits to Indemnitee intended by this Agreement.

     SECTION 11. Duration of Agreement. The indemnification provided under this Agreement shall continue as to the Indemnitee for any action taken or not taken while serving as a Fiduciary even though Indemnitee may have ceased to serve in such capacity at the time of any action or other covered proceeding.

     SECTION 12. Exceptions. Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement to indemnify Indemnitee as follows:

          (a) Excluded Acts. No indemnification shall be made for any acts or omissions or transactions, if and to the extent that it shall be determined by a final judgment or other final adjudication, not subject to further appeal or review, that a director may not be relieved of liability arising from any such acts or omissions or transactions under the DGCL.

          (b) Indemnitee Liable to Company. No indemnification shall be made in respect of any Proceeding, claim, issue or matter as to which it shall have been determined by a final judgment or other final adjudication, not subject to further appeal or review, that Indemnitee is liable to the Company unless and only to the extent that such final judgment or other final adjudication shall determine that, despite the adjudication of liability but in view of all of the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Expenses as the court deems proper and then only to the extent that the court shall determine.

          (c) Claims Initiated by Indemnitee. No indemnification or advance of Expenses to Indemnitee shall be made with respect to Proceedings or claims initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to such Proceedings brought to establish or enforce a right to indemnification or advancement of Expenses under this Agreement or any other statute or applicable law or otherwise as


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     required under Section 145(c) of the DGCL or any other provision of the
     Certificate of Incorporation or Bylaws of the Company, unless (i) the Board of Directors has approved the initiation or bringing of such Proceeding (or any part of any Proceeding) or (ii) the Company provides the indemnification, in its sole discretion, pursuant to the powers vested in the Company under applicable law.

          (d) Lack of Good Faith. No indemnification shall be made to indemnify Indemnitee for any Expenses or Liabilities incurred by Indemnitee with respect to any Proceedings instituted by Indemnitee to enforce or interpret this Agreement, if it shall be determined by a final judgment or other final adjudication, not subject to further appeal or review, that each of the material assertions made by Indemnitee in such proceeding was not made in good faith or was frivolous;

          (e) Insured Claims. No indemnification shall be made to indemnify Indemnitee for Expenses or Liabilities of any type whatsoever if, but only to the extent that, Indemnitee shall have actually received payment with respect to any such Expenses or Liabilities from an insurer under any policy of directors' and officers' liability insurance maintained by the Company, and any such payment shall not be recovered (in whole or in part) from Indemnitee by such insurer;

          (f) Claims under Section 16(b). No indemnification shall be made under this Agreement for Expenses, Liabilities and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of
     Section 16(b) of the Exchange Act or any similar state or local law with respect to the disgorgement of "short swing" profits; or

          (g) Unauthorized Settlements. No indemnification shall be made under this Agreement for any amounts paid in settlement of any Proceedings covered hereby without the prior consent of the Company to such settlement, which consent shall not be unreasonably withheld;

provided, that nothing in this Section 12 shall be construed to limit or modify the presumptions in favor of Indemnitee set forth in Section 3(b).

     SECTION 13. Effectiveness of Agreement. The indemnification permitted under the terms of certain provisions of this Agreement shall be effective as of the date of approval of this Agreement by the U.S. Bankruptcy Court overseeing the Company's case under chapter 11 of title 11 of the U.S. Code (the "Bankruptcy Court"), in an order stating that no further approval by the Bankruptcy Court shall be required before the Company makes any payment to Indemnitee hereunder, and shall apply to acts or omissions of Indemnitee which occurred prior to such date if Indemnitee was a Fiduciary at the time such act or omission occurred.

     SECTION 14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, and all of which shall constitute one and the same agreement.


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     SECTION 15. Successors and Assigns.

          (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company, spouses, heirs, and executors, administrators, personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all or substantially all, or a substantial part of the business or assets of the Company, by written agreement in the form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the manner and to the same extent that the Company would be required to perform if no such succession had taken place.

          (b) The indemnification and advancement of Expenses provided by, or granted pursuant to this Agreement shall continue as to a person who has ceased to be a Fiduciary. If the Indemnitee is deceased and is entitled to indemnification under any provision of this Agreement, when requested in writing by the spouse of the Indemnitee, and/or the Indemnitee's heirs, executors, administrators, legatees or assigns, the Company shall provide appropriate evidence of the Company's agreement set out herein to indemnify the Indemnitee against and to itself assume such Expenses.

     SECTION 16. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce such term only by a writing signed by the party against which such waiver is to be asserted. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

     SECTION 17. Notice. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand or by courier and receipted for by the part addressee, on the date of such receipt, (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked or
(iii) if sent by facsimile transmission and fax confirmation is received, on the next business day following the date on which such facsimile transmission was sent. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

     SECTION 18. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall, at the Company's expense, execute all documents required and do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

     SECTION 19. Evidence of Coverage. Upon request by Indemnitee, the Company shall provide copies of any and all directors' and officers' liability insurance policies obtained and maintained in accordance with Section 9 of this Agreement. The Company shall promptly notify Indemnitee of any changes in the Company's directors' and officers' liability insurance coverage.

     SECTION 20. Governing Law. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware without application of the conflict of laws principles thereof.

     SECTION 21. Consent to Jurisdiction. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction and venue of the Bankruptcy Court and the courts of the State of New York for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement.

     SECTION 22. Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement between the parties hereto with respect to the matters covered hereby, and any other prior or contemporaneous oral or written understandings or agreements with respect to the matters covered hereby are superseded by this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above-written.

                                        ADELPHIA COMMUNICATIONS CORPORATION
                                        One North Main Street
                                        Coudersport, PA 16915

                                        By: /s/ Randall D. Fisher
                                            ------------------------------


                                        With a copy to:

                                        Boies, Schiller & Flexner, LLP
                                        80 Business Park Drive
                                        Suite 110
                                        Armonk, New York 10504-1710
                                        Attn:   Christopher Boies
                                        Facsimile:  (914) 273-1534

                                        and

                                        Willkie Farr & Gallagher
                                        787 Seventh Avenue
                                        New York, NY 10019-6099
                                        Attn: Maurice Lefkort
                                        Facsimile: (212) 728-8111


AGREED TO AND ACCEPTED:                 INDEMNITEE:

                                        Anthony Kronman
                                        c/o Yale Law School
                                        Room 104
                                        127 Wall Street
                                        New Haven, CT 06511

                                        /s/ Anthony Kronman
                                        ------------------------------


                                        With a copy to:

                                        Davis Polk & Wardwell
                                        450 Lexington Avenue
                                        New York, New York 10017
                                        Attention: Mr. Lewis B. Kaden
                                        Fax: (212) 450-4800